UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 4, 2012
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 4, 2012, DeVry Inc. (“DeVry”) announced that it had acquired Faculdade do Vale do Ipojuca (FAVIP), which is located in the state of Pernambuco, Brazil.  FAVIP currently has approximately 5,000 students and offers more than 30 undergraduate and graduate programs at two campuses located in Caruaru, the state’s second largest city. The institution’s largest programs are in the areas of law, business, psychology and nutrition.  FAVIP is one of the fastest growing institutions in the region.

FAVIP will become a part of DeVry Brasil, which currently operates Faculdades Fanor located in Fortaleza; AREA1 and Ruy Barbosa, both located in the city of Salvador; and FBV located in the city of Recife. Together these five institutions currently provide services to about 27,000 students and offer 29 undergraduate and 39 graduate programs, focusing on the areas of business, health, law and engineering.

A copy of DeVry’s press release announcing the acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K and related press release furnished as Exhibit 99.1, including those that affect DeVry’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry’s actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in DeVry’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.  These forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, DeVry is not under any obligation to update any forward-looking information — whether as a result of new information, future events, or otherwise. You should not place undue reliance on forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
99.1	Press Release dated September 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:	September 4, 2012	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 4, 2012